UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549



                              FORM 8-K

                           CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934



Date of Report (Date of Earliest Event Reported): December 30, 1997



                  CONSUMERS FINANCIAL CORPORATION
       (Exact Name of Registrant as Specified in its Charter)

                            PENNSYLVANIA
           (State or Other Jurisdiction of Incorporation)

         0-2616                               23-1666392
(Commission File No.)                        (I.R.S. Employer
                                             Identification No.)



1200 Camp Hill By-Pass, Camp Hill, Pennsylvania   17011-3774
(Address of Principal Executive Offices)           (Zip Code)


                            717-761-4230
        (Registrant s Telephone Number, Including Area Code)

                      FORM 8-K CURRENT REPORT

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

       On December 30, 1997 Consumers Financial Corporation (the Company ), a Pennsylvania corporation, and two of its wholly-owned insurance subsidiaries entered into an Asset Purchase Agreement (the Agreement ) with Life of the South Corporation ( LOTS ), a Georgia corporation, pursuant to which the Company would sell to LOTS (i) its inforce block of credit life and credit disability insurance business (the Sale of Assets ), (ii) its credit insurance and fee income accounts and (iii) all of the outstanding common stock of Consumers Reinsurance Company, one of the Company s wholly-owned subsidiaries. LOTS is an unrelated third party which has administrative offices in Jacksonville, Florida.

       The Sale of Assets, which is subject to the approval of insurance department regulators and the Company s shareholders, will be accomplished through various reinsurance agreements which will be entered into between the Company s insurance subsidiaries and American Republic Insurance Company ( American Republic ), an Iowa corporation, which has agreed to act as LOTS financial partner in acquiring the inforce credit insurance business. In connection with the Sale of Assets, American Republic will assume from the Company approximately $52.2 million in policyholder liabilities and other related liabilities, and the Company will transfer assets to American Republic of approximately $38.6 million, resulting in a pre-tax gain to the Company of $13.6 million. However, the Company will write off $16.8 million in deferred policy acquisition costs and an additional $800,000 in intangible assets related to the block of inforce business, resulting in a total pre-tax loss from the Sale of Assets of approximately $4 million. The assets to be transferred by the
Company will be primarily cash but will also include certain invested assets and receivables. In order to provide the liquidity necessary to consummate the transaction and to reduce the market risk in its bond investments, the Company has already sold a substantial portion of its bond portfolio (the proceeds of which have exceeded the book value of such securities).

       The terms of the Asset Purchase Agreement also provide that on or about September 30, 2002, the Company may receive all or a portion of the amounts which are deposited by the Company and LOTS into a contingency fund (the Contingency Fund ). This fund will consist of $755,000 (60% of the total fund) which will be paid by the Company to LOTS at the time the Sale of Assets is consummated and $503,000 (representing the remaining 40% of the fund) which will be deposited by LOTS from amounts which it withholds from the payments which are otherwise due to the Company from the sale of the Company s credit insurance and fee income accounts (see below). Depending on the level of claims incurred by LOTS on the inforce block of credit insurance business acquired from the Company during the five-year period ending September 30, 2002, the Contingency Fund and the investment income thereon will be either (i) retained in full by LOTS, (ii) shared between the Company and LOTS according to a pre-determined formula, or (iii) transferred in full to the Company.

       The Company is also entitled to receive 50% of any excess underwriting profits earned by LOTS on the inforce credit insurance business if the level of incurred claims referred to above is lower than the level which allows the Company to receive the entire Contingency Fund.

       In  connection  with  the  sale  of  the  Company  s  credit insurance and fee income accounts, the Company will receive the selling price for those accounts over a five-year period. For the credit insurance accounts, LOTS will pay the Company 2.25% of the net written premium produced by those accounts during each of the first three years following the effective date of the Agreement and 1.5% of the net written premium produced in each of the next two years. For fee income accounts, which are principally the same accounts as those writing credit insurance, LOTS will pay the Company 50% of the net profits, as defined in the Agreement, from such accounts.

       In connection with the sale to LOTS of the Company s Arizona-domiciled subsidiary, the Company will receive cash of approximately $2.9 million, which approximates the carrying value of the subsidiary. The proceeds received will be used to reduce the cash otherwise due by the Company to American Republic in connection with the Sale of Assets.

ITEM 5.  OTHER MATTERS

       The Company s Board of Directors has approved a Plan of Liquidation and Dissolution (the Plan of Liquidation ) in conjunction with the Sale of Assets. If the Plan of Liquidation is approved by shareholders, the liquidation process is expected to commence as soon as practicable after such approval and is expected to be concluded in approximately five years, with a final liquidating distribution to the Company s shareholders. The
Company is currently unable to predict the precise amount and timing of any distributions pursuant to the Plan of Liquidation. The actual amount, timing of, and record date for all distributions will be determined by the Board of Directors, in its sole discretion, and will depend in part upon (i) the Company s ability to sell its remaining assets, (ii) the amount of fee revenues to be received from LOTS, over a five-year period, from the sale of the credit insurance and fee income accounts, (iii) the amount, if any, to be received from the Contingency Fund in 2002 and (iv) expenses incurred during the period of liquidation.

       Pursuant to the Plan of Liquidation, the Board of Directors may, at its discretion, transfer to a trust all of the Company s assets and its liabilities after receipt of all requisite approvals of the Plan of Liquidation (the Liquidating Trust ). In the event of a transfer of net assets to the Liquidating Trust, the Company would distribute, on a pro rata basis to its shareholders, with the holders of Preferred Stock, having priority over the holders of Common Stock, beneficial interests in the Liquidating Trust. The Plan of Liquidation authorizes the Board of Directors to appoint one or more individuals or entities to act as trustee or trustees of the Liquidating Trust and to cause the Company to enter into a liquidating trust agreement with such trustee or trustees on such terms and conditions as may be approved by the Board of Directors (the Liquidating Trust Agreement ). Approval of the Plan of Liquidation by the Company s shareholders will also constitute the a p p roval by the shareholders of such appointment and the Liquidating Trust Agreement.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

       (a)    Financial Statements of Business Acquired

          Not Applicable

       (b)    Pro Forma Financial Information

          The following unaudited pro forma consolidated financial statements are filed with this report:

          Pro Forma Consolidated Balance Sheet
                at September 30, 1997               Pages F-1 & F-2
          Pro Forma Consolidated Statements of Operations:
               Year Ended December 31, 1996         Pages F-3 & F-4
               Nine Months Ended September 30, 1997 Pages F-5 & F-6

       The pro forma consolidated balance sheet included herein presents the pro forma adjustments which would have been made to the Company s historical consolidated balance sheet as of September 30, 1997 if the proposed Sale of Assets and the sale of the Company s Arizona-domiciled insurance subsidiary had been effective on that date. It reflects the assumption by American Republic, LOTS financial partner, of all of the Company s policyholder liabilities and related liabilities and the transfer to American Republic of assets sufficient to cover such liabilities less the Company s selling price for the credit insurance business. It also reflects the write-off of certain deferred costs and intangible assets and the accrual of severance costs to terminated employees.

       The pro forma consolidated statements of operations included herein present the pro forma adjustments which would have been made to the Company s historical consolidated statements of operations for the year ended December 31, 1996 and the nine months ended
September 30, 1997, respectively, if the proposed Sale of Assets and the sale of the Arizona-domiciled insurance subsidiary had been effective on January 1, 1996. The pro forma statements reflect the elimination of the operating results of the Automotive Resource Division as a result of the Sale of Assets. They also reflect the fee revenues which would have been received in those periods from LOTS for the sale of the credit insurance and fee income accounts, as well as certain overhead expenses allocated to the business being sold but which would not have been eliminated as a result of the sale.

       The pro forma consolidated financial statements have been prepared by the Company based upon assumptions which it considered to be appropriate. The pro forma statements presented herein are shown for illustrative purposes only and are not necessarily indicative of either the future financial position and future results of operations of the Company or of the financial position and results of operations of the Company which would have actually occurred had the Sale of Assets taken place as of the date or for the periods presented.

       The pro forma consolidated financial statements should be read in conjunction with the Company s historical financial statements and related notes.

       (c)    Exhibits

          2.1 Asset Purchase Agreement, dated December 30, 1997, e n tered into by and among Consumers Financial C o r poration, Consumers Life Insurance Company, Investors Fidelity Life Assurance Corp. and Life of the South Corporation.

          2.2 Plan of Liquidation and Dissolution

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   CONSUMERS FINANCIAL CORPORATION
                                                Registrant




Date  January 13, 1998             By /S/ James C. Robertson
                                      James C. Robertson,
                                      President and
                                      Chief Executive Officer


Date  January 13, 1998             By /S/ R. Fredric Zullinger
                                      Senior Vice President,
                                      Chief Financial Officer
                                      and Treasurer

          CONSUMERS FINANCIAL CORPORATION AND SUBSIDIARIES
     PRO FORMA CONSOLIDATED BALANCE SHEET AT SEPTEMBER 30, 1997
                            (UNAUDITED)

                                                                PRO FORMA ADJUSTMENTS

                                                            Automotive
                                                             Resource
 (IN THOUSANDS)                          Historical          Division             Other           Pro Forma

                                                                          <C                <C

 Assets                                                        (a)
 Investments:
      Fixed maturities                      $32,459         ($30,661)                                $1,798
      Mortgage loans on real estate           2,112             (867)                                 1,245
      Other invested assets                   1,841              (13)                                 1,828
      Short-term investments                  4,747           (4,220)                                   527

           Total investments                 41,159          (35,761)                                 5,398
 Cash                                           503                                                     503
 Accrued investment income                      596             (524)                                    72
 Receivables                                  3,087           (2,311)                                   776
 Reinsurance recoverable                     13,761            9,553      (a)                        23,314
 Prepaid reinsurance premiums                10,926           39,876      (a)                        50,802
 Deferred policy acquisition costs           16,877                              ($16,849)  (b)          28
 Property and equipment                       2,074                                                   2,074
 Other real estate                            1,012                                                   1,012
 Other assets                                 1,495              (20)                (804)  (b)         671

                                            $91,490          $10,813             ($17,653)          $84,650

 Liabilities, Redeemable Preferred
 Stock and Shareholders  Equity
 Liabilities:
      Future policy benefits                $21,074                       (a)                        $21,074
      Unearned premiums                      51,836                       (a)                         51,836
      Other policy claims and
        benefits payable                      2,482                       (a)                          2,482
      Other liabilities                       4,111          ($2,794)                $401   (c)        1,718
      Income taxes:
           Current                               21                                  (136)  (c)          239
                                                                                      354   (d)
           Deferred                              49                                  (110)  (d)            7
                                                                                       68   (e)
                                             79,573           (2,794)                 577             77,356

 Redeemable preferred stock:
      Series A, 8 1/2% cumulative
           convertible, net of
           treasury stock                     4,679                                                   4,679
 Shareholders  equity:
    Common stock                                 30                                                      30
    Capital in excess of stated value         7,989                                                   7,989
    Net unrealized appreciation
        of debt and equity securities           230             (217)                                    13
    Retained earnings                           460           13,824              (18,230)           (3,946)
    Treasury stock                           (1,471)                                                 (1,471)

                                              7,238           13,607              (18,230)            2,615
                                            $91,490          $10,813             ($17,653)          $84,650


          CONSUMERS FINANCIAL CORPORATION AND SUBSIDIARIES
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AT SEPTEMBER 30, 1997
                            (UNAUDITED)

(a) To reflect the assets and liabilities transferred pursuant to the sale, through reinsurance, of the Company s inforce credit insurance business and the sale of the Company s Arizona-domiciled reinsurance subsidiary. In accordance with the provisions of Financial Accounting Standards Board Statement No. 113, the reinsured liabilities for future policy benefits, unearned premiums and unpaid claims are classified in the Pro Forma Consolidated Balance Sheet with Reinsurance Recoverable and Prepaid Reinsurance Premiums rather than as offsets to the respective liabilities.

(b) To reflect the write-off of deferred policy acquisition costs and certain intangible assets related to the credit insurance business sold to LOTS.

(c) To reflect the after-tax cost of severance pay obligations owed to terminated employees.

(d) To reflect the additional current income tax liability resulting from the sale transaction and the elimination of deferred tax liabilities associated with the reversal of temporary differences between financial statement and tax bases of assets and liabilities transferred.

(e)  To reflect the elimination of certain deferred tax assets.

          CONSUMERS FINANCIAL CORPORATION AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    YEAR ENDED DECEMBER 31, 1996
                            (UNAUDITED)

                                                                Pro Forma  Adjustments
                                                            Automotive
                                                             Resource
 (in thousands, except per share          Historical         Division          Other             Pro Forma
 data)


 Revenues:                                                     (a)
   Premiums written                          $30,350          ($29,997)                                $353
   Decrease in unearned premiums               1,765            (1,701)                                  64


   Gross premium income                       32,115           (31,698)                                 417
   Less reinsurance ceded                    (11,689)           11,689                                    0


   Net premium income                         20,426           (20,009)                                 417
   Net investment income                       2,087            (2,028)             $9    (b)            68
   Net realized investment losses               (160)                                                  (160)
   Fees and other income                       1,325            (1,290)            452    (b)           487

                                              23,678           (23,327)            461                  812
 Benefits and expenses:
   Death and other benefits                   11,698           (11,118)                                 580

   Amortization of deferred policy
     acquisition costs                        10,134           (10,122)                                  12
   Operating expenses                          5,380            (4,492)          1,139    (c)         2,428
                                                                                   401    (d)

                                              27,212           (25,732)          1,540                3,020

 Income (loss) before income taxes            (3,534)            2,405          (1,079)              (2,208)

 Income tax expense (benefit)                   (828)              564             154    (b)          (471)
                                                                                  (267)   (c)
                                                                                   (94)   (d)
 Income (loss) from

   continuing operations                      (2,706)            1,841            (872)              (1,737)

 Discontinued operations:

    Income from operations of
      discontinued business
      (net of income taxes)                      587                                                    587

    Gain (loss) on disposal of
       discontinud business
       (net of income taxes)                     885                           ($4,358)   (d)        (3,473)
                                               1,472                 0          (4,358)              (2,886)


 Net income (loss)                           ($1,234)           $1,841         ($5,230)             ($4,623)


          CONSUMERS FINANCIAL CORPORATION AND SUBSIDIARIES
     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (CONTINUED)
                    YEAR ENDED DECEMBER 31, 1996
                            (UNAUDITED)



                                                                   Pro Forma  Adjustments
                                                                   Automotive
                                                                    Resource
 (IN THOUSANDS, EXCEPT PER SHARE DATA)            Historical        Division         Other         Pro Forma


 Income (loss) per common and common
      equivalent share:

          Loss from continuing operations             ($1.20)                                         ($0.83)
          Discontinued operations                       0.56                                           (1.11)


          Net loss                                   ($0.64)                                          ($1.94)


        Weighted average number of shares

            outstanding                                 2,614                                           2,614



        Loss per common share -

            assuming full dilution                     *                                                *
            * Anti-dilutive




 Cash dividends declared per common share            None                                             None


(a) To eliminate the after-tax operating income of the Automotive Resource Division for the year.

(b) To reflect the after-tax effect of fee revenues to be received from LOTS for the sale of the credit insurance and fee income accounts.

(c) To reflect costs that would not have been eliminated as a result of the Sale of Assets.

(d) To reflect the after-tax cost of severance payments to terminated employees.

(e) To reflect the after tax loss from the Sale of Assets as of January 1, 1996.

          CONSUMERS FINANCIAL CORPORATION AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                NINE MONTHS ENDED SEPTEMBER 30, 1997
                                 (UNAUDITED)

                                                              Pro Forma  Adjustments

                                                             Automotive
                                                              Resource
 (IN THOUSANDS, EXCEPT PER SHARE           Historical         Division             Other             Pro Forma
 DATA)

 Revenues:                                                       (a)

      Premiums written                        $20,535           ($20,562)                                 ($27)
      Decrease in unearned premiums             2,858             (2,562)                                  296


      Gross premium income                     23,393            (23,124)                                 269

      Less reinsurance ceded                   (7,771)             7,771                                     0


      Net premium income                       15,622            (15,353)                                  269
      Net investment income                     1,589             (1,443)              $20     (b)         166

      Net realized investment gains               224                                                      224
      Fees and other income                       903               (729)              307     (b)         481

                                               18,338            (17,525)              327               1,140
 Benefits and expenses:

   Death and other benefits                     9,456             (9,082)                                  374
   Amortization of deferred policy                                     0

      acquisition costs                         7,080             (7,072)                                    8
   Operating expenses                           3,711             (3,465)              745     (c)         991

                                               20,247            (19,619)              745               1,373


 Income (loss) before income taxes             (1,909)             2,094              (418)               (233)
 Income tax expense (benefit)                    (828)               908               104     (b)        (139)

                                                                                      (323)    (c)
 Income (loss) from

   continuing operations                       (1,081)             1,186              (199)                (94)

 Discontinued operations:
   Income from operations

     of discontinued businesses
     (net of income taxes)

   Loss on disposal of discontinued
     businesses

     (net of income taxes)                       (125)                                                    (125)
                                                 (125)                                                    (125)

 Net income (loss)                            ($1,206)            $1,186             ($199)              ($219)

                CONSUMERS FINANCIAL CORPORATION AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (CONTINUED)
                      NINE MONTHS ENDED SEPTEMBER 30, 1997
                                   (UNAUDITED)




                                                                Pro Forma  Adjustments
                                                              Automotive
                                                               Resource
 (IN THOUSANDS, EXCEPT PER SHARE             Historical        Division           Other          Pro Forma
 DATA)


 Per share data:
   Loss from continuing operations              ($0.55)                                             ($0.17)

   Discontinued operations                       (0.05)                                              (0.05)
   Net loss                                     ($0.60)                                             ($0.22)


   Weighted average number of

     shares outstanding                           2,602                                               2,602



   Loss per common share -

     assuming full dilution                      *                                                   *
            * Anti-dilutive




 Cash dividends declared
   per common share                             None                                                None



(a) To eliminate the after-tax operating income of the Automotive Resource Division for the nine month period.

(b) To reflect the after-tax effect of fee revenues to be received from LOTS for the sale of the credit insurance and fee income accounts.
(c) To reflect costs that would not have been eliminated as a result of the Sale of Assets.